UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 27, 2026

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2026, Ashford BC LP and Ashford TRS BC LLC (“Ashford”), indirect subsidiaries of Braemar Hotels & Resorts Inc. (the “Company”), entered into an Agreement of Purchase and Sale (the “Agreement”) with Apres Owner, LLC for the sale of Park Hyatt Beaver Creek Resort & Spa located in Avon, Colorado for $176 million in cash, subject to customary pro-rations and adjustments. The sale is expected to close in the second quarter of 2026, subject to customary closing conditions. Net proceeds from the consummation of the sale pursuant to the Agreement will be used by the Company to redeem (i) its outstanding 4.50% Convertible Senior Notes due June 2026 and (ii) for general corporate purposes.

The Agreement contains terms, conditions, covenants, representations and warranties and indemnities from each of the respective parties that are customary and typical for a transaction of this nature. Several conditions to closing on the sale remain to be satisfied, and there can be no assurance that the sale transaction will be completed on the general terms described above or at all.

ITEM 7.01    REGULATION FD DISCLOSURE.

A copy of the press release announcing the Company’s entry into the Agreement is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

99.1    Press Release of the Company, dated April 30, 2026
101    Inline Interactive Data Files.
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: April 30, 2026	By:	/s/ Jim Plohg
Jim Plohg
Executive Vice President, General Counsel & Secretary